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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 13, 2003


                                RICA FOODS, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


              0-18222                                  87-0432572
     (Commission file number)             (I.R.S. Employer Identification No.)

          240 Crandon Boulevard, Suite 115, Key Biscayne, Florida 33149
               (Address of principal executive offices)     (Zip code)


                                 (305) 365-9694
              (Registrant's telephone number, including area code)




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Item 5. Other Events

It has come to the Company's attention that Deloitte & Touche, the Company's independent auditors, did not provide the Company with a signed audit report for inclusion in the Company's Form 10-K. Accordingly, the independent accountant's report apparently contained in the Form 10-K should not be relied upon.

The Company does not intend to file an amendment to its Form 10-K for the fiscal year ended September 30, 2002 until Deloitte & Touche has completed its audit and provided the Company with a signed audit report.

The Company has been working with Deloitte & Touche to finalize the financials to be included in the Form 10-K Amendment. The Company has received some preliminary comments from Deloitte & Touche and anticipates correcting some errors that appear in the financial statements of the Form 10-K. The Company does not know if Deloitte & Touche will have additional comments to the financial statements or if the requested changes by Deloitte & Touche will be material.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2003


                                       RICA FOODS, INC.


                                       By: /s/ Calixto Chaves
                                           ------------------------------------
                                           Name:  Calixto Chaves
                                           Title: Chief Executive Officer